UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________________

FORM 8-K

________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2023 (February 17, 2023)

________________________________

NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

______________________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

650 West Peachtree Street NW
Atlanta, Georgia 30308-1925	(855) 667-3655
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on May 28, 2021, Norfolk Southern Corporation (the “Registrant”) and certain of its subsidiaries entered into an Amended and Restated Transfer and Administration Agreement, which was subsequently amended as of May 27, 2022 and June 30, 2022 (as amended, the “Agreement”). The parties to the Agreement, which provides for a $400 million receivables securitization facility (the “Facility”), are the Registrant; Norfolk Southern Railway Company (“NSR”), the Registrant’s wholly-owned operating subsidiary, as Originator and as Servicer; Thoroughbred Funding, Inc., a wholly-owned subsidiary of NSR (“TFI”); the Conduit Investors from time to time party thereto; the Committed Investors from time to time party thereto; SMBC Nikko Securities America, Inc., as the Administrative Agent for the Investors and as a Managing Agent; and the remaining Managing Agents from time to time party thereto. The Facility uses a Daily Simple SOFR benchmark rating, as further described in the Agreement.

On February 14, 2023, TFI provided notice to the lenders under the Facility of its request to borrow $100 million as of February 17, 2023 (the “Investment Date”), which will bring its aggregate borrowings under the Facility to $200 million, in order to increase the Registrant’s cash position and preserve financial flexibility. As of the Investment Date, $200 million remains available for borrowings under the Facility.

Item 7.01. Regulation FD Disclosure.

On February 17, 2023, the Registrant announced that its President and Chief Executive Officer, Alan H. Shaw, and Executive Vice President and Chief Marketing Officer, Ed Elkins, will address the Barclays Industrial Select Conference. Details on joining the related webcast are below.

What: Barclays Industrial Select Conference 2023

When: February 22, 2023 at 1:15 p.m. ET

Where: Via webcast posted on the Registrant’s Investor Relations webpage under “Presentations” at www.NorfolkSouthern.com.

The foregoing website reference is provided for convenience only, and the content on the referenced website is not incorporated by reference into this Item 7.01.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORFOLK SOUTHERN CORPORATION
(Registrant)

By:	/s/ Denise W. Hutson
Name: Denise W. Hutson
Title: Corporate Secretary

Date:  February 17, 2023